1 1 O Investor Presentation December 2013 Exhibit 99.1

2 This presentation contains certain statements, including the outlook section, that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Chiquita, including: the customary risks experienced by global food companies, such as prices for fuel and other commodity inputs, currency exchange rate fluctuations, industry and competitive conditions (all of which may be more unpredictable in light of continuing uncertainty in the global economic environment), government regulations, food safety issues and product recalls affecting the company or the industry, labor relations, taxes, political instability and terrorism; challenges in implementing the relocation of the company’s corporate headquarters, and other North American corporate functions, to Charlotte, North Carolina; challenges in implementing restructuring and leadership changes announced in August and October 2012 including the company’s ability to achieve the cost savings and other benefits anticipated from the restructuring; unusual weather events, conditions or crop risks; our continued ability to access the capital and credit markets on commercially reasonable terms and comply with the terms of our debt instruments; and the outcome of pending litigation and governmental investigations involving the company, as well as the legal fees and other costs incurred in connection with these items. These risks are described in more detail in the Risk Factors sections of Chiquita’s Securities and Exchange Commission (“SEC”) filings. Any forward-looking statements made in this presentation speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and the company undertakes no obligation to update any such statements. Additional information on factors that could influence Chiquita’s financial results is included in its SEC filings, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The company reports its financial results in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP). In an effort to provide investors with additional information regarding the company’s results and to provide more meaningful year-over-year comparisons of the company’s financial performance, as well as the measures that management uses to evaluate the company’s performance against internal budgets and targets, the company reports certain non-GAAP measures as defined by the SEC. The differences between the U.S. GAAP and non-GAAP financial measures are reconciled in the text of this presentation. Non-GAAP financial measures should be considered in addition to, and not instead of, U.S. GAAP financial measures, and may differ from non-GAAP measures that other companies use. Safe Harbor Statement

3 Introduction Other Business Updates – [ ] Overview & Strategy Ed Lonergan President & Chief Executive Officer Brian Kocher SVP & Chief Operating Officer Steve Himes Director, Investor Relations & Capital Markets Rick Frier SVP & Chief Financial Officer

4 Agenda Other Business Updates – [ ] Financial Update Questions and Answers Appendix Company Overview Strategic Operations

5 Company Overview

6 • Incorporated in 1899 • Headquartered in Charlotte, North Carolina • Operations in 70 countries across 6 continents • Approximately 20,000 employees globally • LTM net sales of $3.0 billion as of September 30, 2013 Company Overview Strategic Turnaround Financial Turnaround Operating Excellence FOCUS ON CORE

7 • Branded diversification and innovation strategy pursued 2004 to 2012 • Significant R&D and consumer marketing investment • Non-core infrastructure and capital expenditures investment diverted from core business, reducing core competitiveness • Branded strategy ignored private label salad and second label banana growth opportunities • Resulted in no incremental EBITDA, substantial cash drain Historical Performance Strategic Turnaround Consolidated Net Sales $3,470 $3,227 $3,139 $3,078 $3,047 $0 $1,000 $2,000 $3,000 $4,000 2009 2010 2011 2012 LTM 9/30/13 Comparable EBITDA (% Margin) $219 $139 $139 $70 $118 3.9% 6.3% 4.3% 4.4% 2.3% $0 $50 $100 $150 $200 $250 2009 2010 2011 2012 LTM 9/30/13 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Strategic transformation required to deliver meaningful stakeholder value (1) 1 See reconciliation of Comparable EBITDA to GAAP results on page 41

8 Strategic Transformation: Key Principles Simplifying model and restructuring cost profile are critical to commodity profits 1. Core Focus 3. Drive Growth 2. Lean Model • Focus on the core business: bananas, salads • Minimize non-core activities, exit unprofitable business • Leverage brand and scale • Capture share of private label salad market • Limit marketing to verifiable business returns • Improve value chain productivity • Align overhead to industry benchmarks Core Business Profit Growth ied model, restructured cost profile critical to branded commodity profits

Core Products in the Sweet Spot of Healthy Living

Bananas

- 13+ billion sold per year
- Most recognized brand
- Reputation for quality and service earning premium pricing, velocity advantage per point of distribution
- Leading segment share: #1 premium brand share in Europe and #1 share in U.S. Supermarkets
- Diverse geographic sourcing

LTM 9/30/13 Revenue by Segment



Other Produce (1)
4%
Salads and Healthy Snacks
32%
64%
Bananas

FY 2012 Net Sales by Geography



Other International
11%
Core Europe
31%
United States
58%

[1] Other produce includes the sourcing, marketing and distribution of whole fresh fruits and vegetables other than bananas.

Salads & Healthy Snacks

- Leading segment share at ~31% retail value-added salads, velocity advantage per point of distribution
- Successful 2013 entry to private label segment
- Food service offerings to leverage existing asset base, leading supply positions in key Quick Service Restaurant operators
- Snacking platforms increase asset utilization and expand customer relationships

9

Strategy: Branded diversification and innovation Focused core product Core Product Focus: Bananas, Salads, Avocados, Grapes, Apples, Fruit Solutions, Healthy Snacks, Smoothies, Fruit Cups, Pineapples Bananas, Salads Opportunistic Products: -- Apple Slices, Pineapples Consumer Marketing Expense: $51 million (1.6% of Sales) Largely limited (ex. trade advertising) R&D Expense: $16 million (0.5% of Sales) – non-core Limited to core Non-core Capital Projects: $12 million (0.4% of Sales) None SG&A Expense: $302 million (9.6% of Sales) Less than 8% of sales Strategic Choices to Drive Focus & Efficiency 10 Simplification to manage a branded produce business in a commodity market 2011 2013 Strategic Choices

Operating Efficiency Innovation Service Chiquita’s Strategic Plan – How to Win 11 • Quality and freshness advantage = velocity advantage • Operating, SG&A choices/investments to drive quality • Demonstrable: 3rd party audits to validate claimable quality advantage • Benchmark for consistent, reliable supply • Complete category provider • Industry leading category management expertise to drive above market top, bottom line growth for customers/Chiquita • Robust insight-driven core innovation pipeline to attract new users, drive incremental category growth/velocities and operating efficiencies • Differentiated value chain choices improving quality, flexibility and efficiencies • Key customer joint business plans to optimize joint value chain • Relentless focus on SG&A and capital efficiency • Productivity enhancing initiatives in core: farms/ports/manufacturing/ shipping/sourcing Quality/ Food Safety Investment Choices differentiate Chiquita within our industry and deliver sustainable competitive advantage in what matters to customers and consumers

• Purpose-driven: aligns culture & business strategy – Good for the planet, communities, and Chiquita – 100% certification of owned farms to Rainforest Alliance, SA8000 and GlobalGAP – Global IUF/COLSIBA labor agreement • Target Zero: Employee Safety Initiative – 13% insurance claim reduction YTD – 55% lost time incident reduction YTD • Sustainability Targets for 2020 – Water: 15% reduction – Emissions: 30% reduction Chiquita’s Strategic Plan – How to Win Improving Lives, Loving our Planet Leading our industry • Emission Reduction • Water Conservation • Biodiversity • Worker Safety • Community Development • Partnerships • Leading Standards • Industry Certifications • GlobalGAP 12

2013 Promises Made, Promises Kept Chiquita delivering upon “return to core” strategy, on track vs. promised financial returns Promise Action and Impact Increase revenue and profitability in core businesses • Increased volume and market share in bananas and branded salads, entered private label salads • Prioritized price over volume in Europe and maintained price premium across all markets Drive cost our of our value chain • Delivering promised $35MM savings – 15% improved productivity on owned farms – Reduced costs and improved flexibility in shipping and logistics Align overhead to industry benchmarks • Delivering promised $25MM savings – 310 positions eliminated – Reduced SG&A to below 8% Address non-core and unprofitable businesses • Exited business that in 2012 generated $59 million of revenue, but LOST $11 million of EBIT Maintain financial discipline • Repaid ABL Revolver with excess cash flow • Reduced leverage ratio toward 3:1 target 13

14 Company Overview - Bananas

15 Chiquita Brand Valued by Consumers Note: Banana products sold in the specified country under the Chiquita brand name. Chiquita brand drives consumer preference in the US and price premium in Europe Chiquita Brand A Brand B 2012 47% 26% 4% 2011 47% 27% 5% 2010 42% 27% 3% 2009 44% 26% 4% 2007 42% 27% 3% 2006 41% 32% 3% Consumers prefer Chiquita quality vs. peers based on surveys In Europe, earns premium pricing Source: 2012 Brand Tracker Survey € 0.15 € 0.20 € 0.30 17% 12% 19% Italy Germany Nordics Premium/Kg Price Premium Chiquita brand and quality earns consumer preference in the US and price premium in Europe

$68.93 $73.54 $65.49 $60.02 All Shoppers Chiquita Brand B Brand A Average Basket Value by Brand Source: Nielsen Perishables Group FreshFacts® Shopper Insights 52 Weeks ending 8/31/13 Chiquita Brand Valued by Retailers The Chiquita brand in the basket increases overall retail basket value 16

Growing Banana Market Share 17 Source: Perishables Group FreshFacts® Powered by Nielsen Delivering significant volume & share growth in North American market

Prioritizing Price over Volume in Core Europe Focus on Customers Valuing Premium Quality and Service Change versus year-ago trend Q1 Q2 Q3 Change in Core EU price (€/box) 5% 2% 13% Change in Core EU volume (13%) (9%) (15%) Change in Total Banana EBIT 8% 89% 1,205% Overall profitability increases with focus on delivering premium quality and service 18

19 Company Overview - Salads

Broadening Salad Segment "Where to Play"


Fresh Express
50/50 Mix

Chiquita's Salad Strategy

Total Retail Category Revenue


~$5B
~$3B
~$2B
~$2B
Branded Prepackaged Salads
Organics, Private Label & Whole Head
Illustrative ~$1B CQB Opportunity


Harvest
Fresh Express
Red Leaf Mix
Fresh Express
Organic Biologique
Spinach

With expanded segment choices, Chiquita now plays within a $5 billion market

20

Growing Retail Value-Added Salad Volume 21 Retail Salad - 12 Ct. Case Evolution 2012 Renewal Progress Contracts exited - below our profitability thresholds 2013 New Business FEX and Private Label business wins 2014 at Run Rate + ~4 million cases Improving product mix, total volume and segment share

7.3 2.1 5.6 2.5 7.5 6.3 6.2 7.3 6.5 8.0 4.9 8.5 7.2 12.3 5.8 13.0 Category Dollar % Change Fresh Express Dollar % Change Category Unit % Change Fresh Express Unit % Change 52 Week 26 Week 13 Week 4 Week Driving the Category for the 1st time Since 2007 Change versus Year-ago Trend and Comparison IRI US Grocery + DeCA + Target: Current 4 weeks ending October 6, 2013 22

23 Strategic Operations - Bananas

Global Banana Supply/Demand Dynamics



Banana Demand Curve
Spot Purchases
Excess Fruit
Contract Fruit
Owned Production
Weekly Volume - # of boxes
January
December
Variable Supply
Fixed / Obligated Fruit

Understanding levers to manage seasonal supply/demand

24

Seasonal Banana Demand Seasonal demand for bananas rewards sourcing and logistics flexibility Variable Sourcing Strategy • Approximately 40% of fruit current produced on owned farms • Contracts with 3rd party growers for year-round supply • Manage short and long seasonal fruit positions in the spot and trading markets Flexible Logistics • Flexible shipping arrangements create valuable options throughout the year • Maximizes ship utilization based on current market conditions Demand for bananas peaks in the first half of the year and typically supply exceeds demand late in the year 25

• Implement precision agriculture procedures • Improve banana stem utilization • Efficiently distribute second label fruit • Manage more hectares within existing owned farms divisions 100 102 108 124 2010 2011 2012 2013 Boxes / Ha (Indexed) 26 Owned Farms - Bananas Maximizing owned fruit production improves costs and increases fruit sourcing flexibility 2011 2012 Boxes / Ha (Indexed) 120 Actions

Shipping and Logistics 27 Shipping infrastructure flexibility reduces per unit cost and improves utilization Long Term Ship Leases: 13 9 11 One-year Ship Leases: 11 9 5 One Voyage Spot Arrangements: 13 4 25 % Volume in Variable Shipping: De minimis 30% 20% Shipping Cost/Box (Indexed): 100 96 80 2011 2013 Shipping Flexibility 2012 Lower Higher Shipping Cost Higher Lower 2014 Optimization of ongoing shipping lease portfolio with the mid-year expiration of our sale lease back transaction

28 Strategic Operations - Salads

Salad priorities: Managing costs Value-added salad revenues have increased … cost side negatively impacted by Chicago plant startup and growing conditions in 2013 ISSUE FOCUS Deliver streamlined manufacturing Complete Midwest plant consolidation •All lines operating in one facility •$19MM conversion cost in 2013 •Expect to be on plan by Q1 2014 Address supply variability Implement new raw product sourcing strategies 29

30 Mitigating Salad Raw Product Seasonal Impacts Implementing strategies to minimize net impact of raw product disruptions • Increase over-plant to improve product availability, service and cost Demand January December Growing Area Transition Growing Area Transition Over-plant Annual Growing Season and Cyclicality M m ’s o f lb s /w e e k • Expand growing region diversity, match seed varietals to growing region to improve yields • Deliver commodity sales program to reduce the net exposure of excess supply

31 Financial Update

32 3Q 2013 Financial Summary Note: Numerical figures shown as totals may not sum as a result of rounding. 1 Banana volume in 40-pound box equivalents. 2 Fresh Express Retail Salads in millions (12-count cases). ($ in millions) Q3 2013 Q3 2012 $ % Net Sales Bananas $458 $446 $12 2.6% Salads & Healthy Snacks $239 $240 ($1) (0.4%) Other Produce $28 $28 ($0) (0.6%) Total Net Sales $725 $714 $11 1.5% Operating Income Bananas $20 ($2) $22 1205.2% Salads & Healthy Snacks ($5) $1 ($6) (814.0%) Other Produce $1 ($4) $5 133.0% Corporate ($14) ($12) ($2) (17.8%) Total Operating Income $2 ($17) $19 110.8% % Margin Bananas 4.3% (0.4%) Salads & Healthy Snacks (2.2%) 0.3% Other Produce 4.8% (14.5%) Consolidated Margin 0.3% (2.4%) Volume Bananas (1) North American 18.1 16.3 1.8 11.1% Core Europe 7.3 8.6 (1.3) (15.3%) Mediterranean 2.6 2.7 (0.1) (3.9%) Middle East 1.1 1.8 (0.7) (35.1%) Europe and the Middle East 11.0 13.1 (2.1) (15.6%) 29.2 29.4 (0.2) 0.8% Fresh Express Retail Salads (2) 12.2 11.3 0.9 7.5% 19.3% 2.6% 2013/2012 Comparison 4.7% (2.5%)

2012 to LTM 9/30/13 EBITDA Bridge



($ in millions)
$70
$13
$23
$16
$13
$13
($27)
($3)
$118
Streamwood: ($15MM)
2012
Base Business Enhancements
Bananas Value Chain
SG&A
Exited Businesses
Opportunistic Portfolio Enhancements
Salads Value Chain
Exchange & Duties
LTM 9/30/13

33

34 Global SG&A Cost Chiquita is committed to SG&A discipline Key LTM Actions Delivered: • 310 positions eliminated • Value chain overhead reduced via farm, port and plant efficiency initiatives • Headquarter consolidation in Charlotte reducing travel and facilities expense ($ in m ill io n s ) $374 $321 $302 $271 $246 $0 $50 $100 $150 $200 $250 $300 $350 $400 2009 2010 2011 2012 LTM 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% SG&A $ SG&A % of Sales Chiquita

35 Financial Discipline Financial discipline provides flexibility to execute our new strategy As of 9/30/2013 Cash $72 million ABL Revolver Availability 1 88 million TOTAL LIQUIDITY $160 million 1 Total ABL Revolver capacity is $150 million subject borrowing base calculations. As of September 30, 2013, borrowing capacity was $112 million less $24 million used to support letters of credit. • Benefits from the February 2013 Refinancing: o Maintain liquidity with ABL revolver o Extend maturities o Option to de-leverage with excess cash o Substantially eliminate financial covenants • Reduction of Debt Outstanding o Repaid entire $37 million outstanding under ABL Revolver • Improvement in working capital o Improved DSO and DPO o Results in YTD working capital benefit of approximately $20 million Liquidity

Leverage Ratio 36 8.7 7.7 5.3 7.9 7.0 4.7 12/31/2012 3/31/2013 9/30/2013 Gross Leverage Ratio Net Leverage Ratio Leverage continues to improve toward 3x target

• Achieve target operating income (EBIT) margins • Banana business: 4% EBIT margin (2) • Salad business: 7 - 8% EBIT margins • Increase cash flow and reduce debt Long-term Financial Objectives (1) Focusing on core businesses – bananas and salads – to achieve long-term financial targets 37 1 Targeted run rate performance in 24 to 36 months. 2 Banana target margin is based on an exchange rate of $1.23/euro. Illustrative P&L ($ in millions) Bananas Revenue $2,000 Target Margin (2) 4% EBIT 80 Salads Revenue 1,000 Target Margin (2) 8% EBIT 80 Corporate Expenses (50) Chiquita EBIT 110 Interest, net (40) Taxes (20) Net Income 50 Depreciation & Amortization 65 Target Chiquita EBITDA $175

• 2013 • Chiquita refocusing on core businesses to drive profitability, increase cash flow • Chiquita has substantially delivered promised value chain and overhead reduction initiatives, is realizing benefits; on track to our long-term profitability commitments • Excess supply of bananas in core markets expected to remain through the end of the year before returning to balance Q1 of 2014 • Raw salad product costs expected to remain unfavorable through the year as weather impacted harvest yield, quality, and availability • 2014 Preview: • Disciplined contract renewals and acquisitions • Accelerated pace of core innovation, especially in salads • Continued focus on productivity enhancements, especially in production and logistics • Continued discipline in SG&A • Sourcing partnerships with key suppliers • Shipping partnerships & rotations that drive efficiencies • Cycling out of the substantial 2013 Midwest plant transition costs & raw material weather impact in salads • Capital spending in 2013 range, with focus on farm, port and plant productivity enhancements Takeaways 38

39 Questions & Answers

40 Appendix

41 Reconciliation of Comparable Results to GAAP ($ in millions) LTM 9/30/2013 2012 2011 2010 2009 Net income (loss) from continuing ops. (U.S. GAAP) (318)$ (406)$ 57$ 61$ 91$ Adjust Income tax expense (benefit) 119 108 (82) (2) (0) Interest income (3) (3) (4) (6) (6) Interest expense 57 45 52 57 62 Other (income) expense 6 2 12 (3) 0 Depreciation and amortization 65 63 61 61 63 EBITDA (73)$ (191) 95 169 210 Non-GAAP adjustments Reserve for grower receivable 2 2 (32) - - Italian tax settlement - - (6) - - Relocation, restructuring & other exit activities (7) (49) (6) (3) (12) Gain on divestitures & deconsolidation - - - 32 4 Goodwill and trademark impairments (182) (182) - - - Danone JV impairment (4) (32) Adjusted EBITDA 118$ 70 139 139 219

42 • Chiquita has a disciplined rolling 36 month fuel hedging program for core Europe bunker fuel exposure • Fuel hedge coverage: • 2013: 50% • 2014: 80% • 2015: 50% • U.S. exposure offset by contractual fuel surcharges Hedging to Manage Risk and Volatility 2014 (per Euro) 30% of Euro Cash Flow (using average rate put/call collars) Cap $1.39 Floor $1.30 30% of Euro Cash Flow (using average rate forward contracts) $1.34 40% of Euro Cash Flow Unhedged Currency Hedging Fuel Hedging Prudently mitigating volatility and downside risk in the business model